SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               _X__

         File No. 33-43321:

         Pre-Effective Amendment No.______                            ____

         Post-Effective Amendment No.__6___                           _X__

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       _X__

         File No. 811-6441:

         Amendment No.__7__

         BENHAM INTERNATIONAL FUNDS
         (Exact Name of Registrant as Specified in Charter)

         1665 Charleston Road, Mountain View, CA  94043
         (Address of Principal Executive Offices)

         Registrant's Telephone Number, including Area Code:  415-965-8300

         Douglas A. Paul
         1665 Charleston Road, Mountain View, CA  94043
         (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  First Offered  1/7/92

It is proposed that this filing will become effective:

         ______  immediately upon filing pursuant to paragraph (b) of Rule 485
         ______  on (date) pursuant to paragraph (b) of Rule 485
         __X___  60 days after filing pursuant to paragraph (a) of Rule 485
         ______  on (date) pursuant to paragraph (a) of Rule 485
         ______  75 days after filing pursuant to paragraph (a)(2) of Rule 485



Registrant has elected to register an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On February 15, 1996, Registrant filed a Rule 24f-2 Notice on Form 24f-2 with respect to its fiscal year ended December 31, 1995.

                         FORM N-1A CROSS-REFERENCE SHEET

                           BENHAM INTERNATIONAL FUNDS
                      Benham European Government Bond Fund

                     1933 Act Post-Effective Amendment No. 6
                            1940 Act Amendment No. 7

Part A:  Prospectus


ITEM                PROSPECTUS CAPTION

1                   Cover Page

2    (a)            Summary of Fund Expenses
     (b), (c)       Not Applicable

3    (a)            Financial Highlights
     (b)            Not Applicable
     (c), (d)       Performance

4    (a)(i)         Cover Page, About Benham International Funds
     (a)(ii), (b)   How the Fund Works, Management Approach, Other Investment
                    Policies and Techniques
     (c)            Management Approach, Suitability

5    (a)            About Benham International Funds
     (b) - (f)      The Benham Group, Advisory and Service Fees
     (g)            Not Applicable

5A                  Not Applicable

6    (a)            About Benham International Funds, How to Redeem Your
                    Investment
     (b) - (d)      Not Applicable
     (e)            How to Invest
     (f), (g)       Distributions and Taxes

7    (a)            Cover Page, Distribution of Shares
     (b)            Share Price
     (c)            Not Applicable
     (d)            How to Buy Shares, About Benham-Sponsored Retirement Plans
     (e), (f)       Not Applicable

8    (a)            How to Redeem Your Investment, How to Redeem Shares, About
                      Benham-Sponsored Retirement Plans
     (b)            Broker-Dealer Transactions
     (c), (d)       About Benham-Sponsored Retirement Plans, How to Redeem Your
                      Investment

9                   Not Applicable

                              CROSS-REFERENCE SHEET
                                   (continued)

Part B: Statement of Additional Information

ITEM STATEMENT OF ADDITIONAL INFORMATION CAPTION

10                  Cover Page

11                  Table of Contents

12                  Not Applicable

13   (a)            Investment Policies, Techniques, and Risk Factors
     (b)            Investment Restrictions
     (c)            Investment Policies, Techniques, and Risk Factors,
                      Investment Restrictions
     (d)            Portfolio Transactions

14   (a) - (b)      Trustees and Officers
     (c)            Not Applicable

15   (a)            Not Applicable
     (b)            Not Applicable
     (c)            Trustees and Officers

16   (a)            Investment Advisory Services
     (b) - (d)      Investment Advisory Services, Administrative and Transfer
                      Agent Services, Expense Limitation Agreement
     (e) - (g)      Not Applicable
     (h)            About Benham International Funds
     (i)            Administrative and Transfer Agent Services

17   (a)            Portfolio Transactions
     (b)            Not Applicable
     (c)            Portfolio Transactions
     (d), (e)       Not Applicable

18   (a)            About Benham International Funds
     (b)            Not Applicable
19   (a)            Additional Purchase and Redemption Information
     (b)            Valuation of Portfolio Securities
     (c)            Not Applicable

20                  Taxes

21                  Not Applicable

22                  Performance

23                  Cover Page

                                 BENHAM EUROPEAN
                                   GOVERNMENT
                                    BOND FUND


                         Prospectus * April ___, 1996




                         [picture of map of Europe]


                        [company logo] The Benham Group (R)
              Part of the Twentieth Century Family of Mutual Funds

------------------
 [information in left margin of page]
THE BENHAM GROUP
1665 Charleston Rd.
Mountain View
California 94043

Fund
Information
1-800-331-8331
1-415-965-4274



Investor
Services
1-800-321-8321
1-415-965-4222



TDD Service
1-800-624-6338
1-415-965-4764


Benham Group
Representatives
are available
by telephone
weekdays from
5 a.m. to 5 p.m.
Pacific Time.
----------------

BENHAM EUROPEAN GOVERNMENT BOND FUND

A Series of Benham International Funds


Prospectus  *  April ___, 1996

BENHAM EUROPEAN GOVERNMENT BOND FUND seeks over the long term as high a level of total return as is consistent with investment in the highest-quality European government debt securities. This no-load, open-end mutual fund is rated by a nationally recognized statistical rating organization (a "rating agency") based on analyses of portfolio credit quality and management.

Please read this Prospectus carefully and retain it for future reference. It is designed to help you decide whether the Fund's goals match your own. A Statement of Additional Information (also dated April __, 1996) has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. For a free copy, call or write The Benham Group.


Mutual fund shares are not insured by the FDIC, the Federal Reserve Board, or any other agency. The value of the investment and its return will fluctuate and is not guaranteed.


AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF FUND EXPENSES



The tables below illustrate the fees and expenses an investor in the Fund would incur directly or indirectly. The figures shown are based on historical expenses, adjusted to reflect the expense limitation agreement in effect as of April ___, 1996.


================================================================================
A. SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Sales load imposed on purchases ........................ None
Sales load imposed on reinvested dividends ............. None
Deferred sales load .................................... None
Redemption fee ......................................... None
Exchange fee ........................................... None


================================================================================
B. ANNUAL FUND OPERATING EXPENSES*
As a Percentage of Average Daily Net Assets
--------------------------------------------------------------------------------


Investment advisory fee ..............................   .45%
12b-1 fee ............................................   None
Other expenses .......................................   .37%
Total Fund operating expenses ........................   .82%

* Benham Management Corporation (BMC) has agreed to continue to limit the Fund`s total operating expenses to a percentage of average daily net assets through May 31, 1996. The operation of this expense limitation effectively requires that total expenses paid by the Fund not exceed .90% of average daily net assets. Amounts which are actually paid by unaffiliated third parties do not apply to this expense limit. The agreement provides that BMC may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund`s expenses were less than the expense limit in effect at the time. The expense limitation is subject to annual renewal in June.


The Fund pays BMC investment advisory fees equal to an annualized percentage of Fund average daily net assets. Other expenses include administrative and transfer agent fees paid to Benham Financial Services, Inc. (BFS).

---------------
[information in right margin of page]
Please read this Prospectus carefully and retain it for future reference. It is designed to help you decide if the Fund's goals match your own.
---------------

================================================================================
C. EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

The following table illustrates the expenses a shareholder would pay on a $1,000 investment in the Fund over periods of one, three, five, and ten years. These figures are based on the expenses shown in Table B and assume (i) a 5% annual return and (ii) full redemption at the end of each time period, as follows:

  One Year       Three Years      Five Years       Ten Years


     $8              $26              $46            $101


We include this table to help you understand the various costs and expenses that you, as a shareholder, will bear either directly or indirectly. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND MAY NOT REALIZE THE 5% HYPOTHETICAL RATE OF RETURN REQUIRED BY THE SEC FOR THIS EXAMPLE.

FINANCIAL HIGHLIGHTS


The information presented on the following page has been audited by KPMG Peat Marwick LLP, independent auditors. Their report on the financial statements and financial highlights is included in the Fund's Annual Report, which is incorporated by reference in the Statement of Additional Information.


====================================================================================================================================
BENHAM EUROPEAN GOVERNMENT BOND FUND
Years ended December 31 (except as noted)
------------------------------------------------------------------------------------------------------------------------------------


                                                        1995              1994             1993             1992+
                                                       -------           -------          -------           -------
PER-SHARE DATA
------------------
Net Asset Value at
Beginning of Period                                     $10.36            $10.82           $10.01            $10.00

Income From
Investment Operations

Net Investment Income                                      .61               .78              .69               .79

Net Realized and Unrealized
Gains (Losses) on Investments
and Foreign Currency Contracts
and Transactions                                          1.88             (.63)              .49               .38
                                                        ------            ------             ------            ------
Total Income From
Investment Operations                                     2.49               .15             1.18              1.17
                                                        ------            ------            ------            ------

Less Distributions

Dividends from Net
Investment Income                                         (.90)             (.60)            (.37)             (.66)

Distributions from Net Realized
Gains on Investments and
Foreign Currency Contracts
and Transactions                                             0             (.01)                0             (.50)
                                                        ------            ------            ------            ------
Total Distributions                                       (.90)             (.61)            (.37)            (1.16)
                                                        ------            ------            ------            ------

Net Asset Value at End of Period                        $11.95            $10.36           $10.82            $10.01
                                                        ======            ======            ======            ======
TOTAL RETURN*                                            24.40%             1.52%           11.79%             7.08%
----------------

SUPPLEMENTAL DATA AND RATIOS
-----------------------------------

Net Assets at End of Period
(in thousands of dollars)                             $252,247          $194,301         $355,615          $337,043

Ratio of Expenses to Average
Daily Net Assets++                                         .82%              .86%             .85%              .51%**

Ratio of Net Investment Income
to Average Daily Net Assets                               6.14%             6.09%            6.27%             7.59%**

Portfolio Turnover Rate                                    167%              166%             310%              252%


-----------------------
+  From January 7, 1992 (commencement of operations), to December 31, 1992.
++ The ratio for the year ended December 31, 1995, includes expenses paid through expense offset arrangements.
 * Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.



HOW THE FUND WORKS

The following pages contain a discussion of the Fund's investment objective and policies. See "Other Investment Policies and Techniques" beginning on page 10 for a more detailed discussion of the types of securities the Fund may buy and the risks associated with them.

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek over the long term as high a level of total return as is consistent with investment in the highest-quality European government debt securities. The Fund's investment objective and concentration policy are fundamental and may not be changed without shareholder approval. The other policies described in this Prospectus are not fundamental and may be changed by the Fund's board of trustees. There is no assurance that the Fund will achieve its investment objective.

CORE INVESTMENT POLICIES

ISSUER DIVERSIFICATION. The Fund invests primarily in bonds issued or guaranteed by European governments and their political subdivisions. The Fund currently intends to invest in bonds issued by governments and political subdivisions of Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Political subdivisions include states, provinces, and municipalities, as well as federal, regional, state, and municipal agencies or instrumentalities. The Fund may also invest in bonds issued by supranational organizations such as the World Bank or the European Investment Bank.


Typically, the Fund invests more than 25% of its total assets in securities issued by the German government or its political subdivisions. For temporary defensive purposes, however, the Fund may invest less than 25% of its total assets in these securities. The Fund does not expect to invest more than 25% of its total assets in government debt securities of any one foreign country other than Germany.


To provide a margin of liquidity for shareholder redemptions and exchanges, the Fund may invest up to 5% of its total assets in U.S. government securities held directly or under a repurchase agreement. For temporary defensive purposes, the Fund may invest more than 5% of its total assets in U.S. government securities.


The Fund is a "non-diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"), which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

The Fund may invest in AAA-rated corporate bonds denominated in European currencies or European Currency Units (ECUs). However, the Fund will limit its investments in such corporate bonds to those amounts which will help it satisfy the diversification requirements under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended.


CREDIT QUALITY. Like U.S. Treasury securities, direct obligations of a European government are backed by the full faith and credit of that government. European government agency debt may or may not be backed by federal government guarantees.


Under normal market conditions, the Fund invests at least 65% of its total assets in European government bonds rated AAA by a rating agency or considered by the subadvisor to be of comparable quality. If a rating agency downgraded a security held by the Fund or judged a security to be less than AAA quality, the security would be sold as quickly as possible without unnecessarily destabilizing the Fund's share price or yield.


CURRENCY DIVERSIFICATION. Bonds eligible for inclusion in the Fund's portfolio may be denominated in European currencies or ECUs. ECUs are a composite currency consisting of fixed amounts of currency of European Economic Community member countries. A government may issue bonds in domestic currency, ECUs, or the currency of another sovereign government. In this regard, the Fund may buy Australian or Canadian bonds issued in European currencies or ECUs. Under normal market conditions, at least 30% of the Fund's assets are invested in securities denominated in German marks.

DOLLAR-WEIGHTED AVERAGE MATURITY. The Fund's dollar-weighted average portfolio maturity ranges from two to ten years.

--------------------
[information in right margin of page]
Under normal conditions, at least 65% of the Fund's total assets are invested in European government bonds rated AAA or judged to be of comparable quality by the subadvisor.

Under normal conditions, at least 30% of the Fund's assets are invested in securities denominated in German marks.
--------------------

[information in left margin of page]
The Fund is designed for U.S. investors seeking currency and interest rate diversification. Accordingly, JPMIM limits its use of currency hedging strategies intended to minimize the effect of currency fluctuations.
-------------------

MANAGEMENT APPROACH

INTERNATIONAL SUBADVISOR

J.P. Morgan Investment Management Inc. (JPMIM) is the Fund's subadvisor and is responsible for its day-to-day operations. JPMIM is headquartered in New York and maintains offices in most of the world's financial centers, including London and Frankfurt.

STRATEGY

JPMIM selects the Fund's investments by using a combination of fundamental research and bond and currency valuation models. The following is a brief summary of factors considered by JPMIM in selecting the Fund's investments:

[] ECONOMIC/POLITICAL FUNDAMENTALS: JPMIM evaluates each country's economic climate and political discipline for controlling deficits and inflation.

[] EXPECTED RETURN: Using economic forecasts, JPMIM projects the expected return for each country.

[] RELATIVE VALUE: By contrasting expected risks and returns in each country, JPMIM selects those countries expected to produce the best return at reasonable risk.

CURRENCY MANAGEMENT

The rate of exchange between U.S. dollars and European currencies fluctuates, which results in gains and losses to the Fund. Even if the Fund's foreign security holdings perform well, an increase in the value of the dollar relative to the currencies in which portfolio securities are denominated can offset security gains.

Because the Fund is designed for U.S. investors seeking currency and interest rate diversification, JPMIM limits its use of hedging strategies intended to minimize the effect of currency fluctuations. Although hedging strategies (if they are successful) reduce exchange rate risk, they also reduce the potential for share price appreciation when European currencies increase in value relative to the U.S. dollar.

When JPMIM considers the U.S. dollar to be attractive relative to European currencies, as much as 25% of the Fund's assets may be hedged into dollars. For temporary defensive purposes and under extraordinary circum-stances (such as significant political events), more than 25% of the Fund's assets may be hedged in this manner.

In managing the Fund's currency exposure, JPMIM will buy and sell foreign currencies regularly, either in the spot (i.e., cash) market or the forward market. Forward foreign currency exchange contracts (forward contracts) are individually negotiated and privately traded between currency traders (usually large commercial banks) and their customers. In most cases, there are no deposit requirements, and the contracts are traded at a net price without commission. These contracts involve an obligation to purchase or sell a specific currency at an agreed-upon price on a future date. Most contracts expire in less than one year.


INVESTMENT CONSIDERATIONS


The Fund may be appropriate for U.S. investors who:

[] Want to protect their income against a decline in the purchasing power of the U.S. dollar relative to that of foreign currencies.

[]   Want  to  diversify  their  investments   beyond  U.S.   dollar-denominated
     securities and interest rate exposure.


As market conditions change (i.e., interest rate, political, and economic changes occur), the Fund's value will vary. The Fund's performance will be affected by currency values, foreign economies, and other foreign investment factors.

The Fund itself is not a balanced investment plan and works best for investors prepared to ride out the international markets' ups and downs.


The risks which the Fund faces most frequently are those posed by fluctuations in currency values. The value of the investments held by the Fund is calculated in U.S. dollars on each day that the New York Stock Exchange (the "Exchange") is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in currencies other than the U.S. dollar and such currencies appreciate relative to the U.S. dollar, the Fund's net asset value per share as expressed in U.S. dollars (and, therefore, the value of a shareholder's


-------------------
[information in the rght margin of page]
The Fund may be appropriate for U.S. investors who want to protect their income against a decline in the purchasing power of the U.S. dollar relative to that of foreign currencies.
-------------------
investment in the Fund as expressed in U.S. dollars) should increase. If the U.S. dollar appreciates relative to such other currencies, the converse should occur, except to the extent that losses are offset by net investment income generated by the U.S. dollar-denominated instruments in which the Fund invests.

The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities stated in U.S. dollars. An individual shareholder's gains or losses on his or her shares will be based on changes attributable to fluctuations in the net asset value of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of such shares. The relative amount of appreciation or depreciation in the Fund's assets also will be affected by changes in the value of the securities that are unrelated to changes in currency exchange rates.

Interest rates paid on instruments denominated in foreign currencies may be higher or lower than those paid on comparable U.S. dollar instruments. Consequently, the Fund may have a higher or lower yield than a fund which invests strictly in U.S. dollar-denominated instruments.


OTHER INVESTMENT POLICIES AND TECHNIQUES

WHEN-ISSUED SECURITIES AND FORWARD-COMMITMENT AGREEMENTS. When-issued securities and forward-commitment agreements fix a security's price and yield for future payment and delivery. The market value of a security may change during this period, or a party to the agreement may fail to deliver or pay for the security. Either of these situations could affect the market value of the Fund's assets. As an operating policy, the Fund will not commit more than 35% of its total assets to when-issued or forward-commitment agreements.


SHORT-TERM INSTRUMENTS. For liquidity purposes, the Fund may invest in high-quality money market instruments with remaining maturities of one year or less. Such instruments may include European-currency-denominated obligations of European governments, European government agencies, and supranational organizations, as well as high-quality certificates of deposit.

The Fund may also enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by BMC pursuant to guidelines established by the board of trustees. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

The Fund may invest up to 5% of its total assets in any money market fund advised by BMC, provided that the investment is consistent with the Fund's policies and restrictions.

FUTURES AND OPTIONS TRANSACTIONS. In order to manage the Fund's exposure to changes in market conditions such as movements in securities prices, interest rates, and domestic and foreign economies, the Fund may engage in buying and selling futures and options. As with many investments, futures and options can be highly volatile. If BMC incorrectly judges market conditions in an attempt to reduce risk or increase return or if certain markets pose liquidity difficulties, the Fund may incur losses or suffer from devaluation. The Fund will not utilize futures and options for speculative purposes.

SECURITIES LENDING. The Fund may lend its portfolio securities to banks and broker-dealers to earn additional income. Securities loans are subject to guidelines prescribed by the board of trustees, which are set forth in the Statement of Additional Information.

This practice could result in a loss or a delay in recovering the Fund's securities. Loans are limited to 33-1/3% of the Fund's total assets.

OTHER PORTFOLIO MANAGEMENT TECHNIQUES. JPMIM may buy other types of securities or employ other portfolio management techniques on behalf of the Fund. When required by SEC guidelines, the Fund will set aside cash or appropriate liquid assets in a segregated account to cover its portfolio obligations. See the Statement of Additional Information for a more detailed discussion of these investments and some of the risks associated with them.

---------------------
[information in right margin of page]
The Fund may engage in futures and options transactions, including currency futures transactions.
---------------------

------------------
[information in left margin of page]
Performance data and a discussion of factors that affected performance during the Fund's most recent reporting period are includeld in the Fund's annual and seminannual reports to shareholders.
------------------

PORTFOLIO TRANSACTIONS


JPMIM will not trade portfolio securities in pursuit of short-term profits for the Fund, although, when circumstances warrant, securities may be sold without regard to their remaining maturities. Under normal conditions, the Fund's annual portfolio turnover rate is expected to be approximately 250% and may vary from year to year. Higher turnover rates increase transaction costs and may increase taxable capital gains (or losses). Short-term capital gains distributed to shareholders are treated as ordinary income. JPMIM carefully weighs the potential benefits of short-term investing against these considerations.


Transaction costs are normally higher for foreign bonds than for U.S. securities; therefore, the Fund's anticipated portfolio turnover rate may have a larger negative impact on total return than it would if the Fund invested primarily or exclusively in U.S. securities.

PERFORMANCE

Mutual fund performance is commonly expressed in terms of historical yield or total return and may be quoted in advertising and sales literature. Past performance is no guarantee of future results.

YIELD calculations show the rate of income the Fund earns on its investments as an annual percentage rate. The Fund's yield is calculated according to methods that are standardized for all stock and bond funds.

TOTAL RETURN represents the Fund's changes over a specified time period, assuming reinvestment of dividends and capital gains, if any. CUMULATIVE TOTAL RETURN illustrates the Fund's actual performance over a stated period of time. AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that illustrates the annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over an entire period. Average annual total returns smooth out variations in the Fund's performance; they are not the same as year-by-year results.

Performance data and a discussion of factors that affected performance during the Fund's most recent reporting period are included in the Fund's annual and semiannual reports to shareholders. These reports are routinely delivered to the Fund's shareholders. For a free copy, call one of the Fund Information numbers on page 2.

SHARE PRICE

The price of your shares is the net asset value (the "NAV") for the Fund next determined after receipt of your instruction to purchase, convert or redeem. The NAV is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding on each day that the Exchange is open.

Investments and requests to redeem shares will receive the share price next determined after receipt by Benham of the investment or redemption request. For example, investments and requests to redeem shares received by Benham before the close of business of the Exchange are effective on, and will receive the price determined on that day as of the close of the Exchange. Investment and redemption requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on the next day the Exchange is open.

Investments are considered received only when your check or wired funds are received by Benham. Wired funds are considered received on the day they are deposited in Benham's bank account if they are deposited before the close of business on the Exchange, usually 1:00 p.m. Pacific Time.

Investment and transaction instructions received by Benham on any business day by mail at its office prior to the close of business on the Exchange, usually 1:00 p.m. Pacific Time, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.


--------------------
[information in right margin of page]
Shares may be purchased and redeemed without any sales charge, commission, redemption fee, 12b-1 fee, or contingent deferred sales load.
--------------------

--------------------
[information in left margin of page]
Overnight and special delivery mail (e.g., Federal Express, Express Mail, Priority Mail) should be sent to our street address: 1665 Charleston Rd. Mountain View, California 94043. Failure to do so may result in transaction delays.
-------------------

HOW TO INVEST


To open an account, you must complete and sign an application. If an application is not enclosed with this Prospectus, you may request one by calling one of the Fund Information numbers listed below. If you prefer, we will fill out your application over the telephone and mail it to you for your signature. Separate forms are required to establish Benham-Sponsored Retirement Plan accounts, as discussed on pages 24 and 25.


Your investment will be credited to your account and begin earning interest at the next NAV calculated after The Benham Group or an authorized subtransfer agent receives and accepts your order. Payment of redemption proceeds may be delayed until we have your completed application on file and your investment matures (i.e., clears). See page 21 for details.


Benham Group Representatives are available at the telephone numbers listed below weekdays from 5:00 a.m. to 5:00 p.m. Pacific Time. For your protection, Benham records all telephone conversations with its telephone representatives.


FUND INFORMATION: for information about any Benham fund or other investment product, call 1-800-331-8331 or 1-415-965-4274.


INVESTOR SERVICES: to open an account, receive a Prospectus or Statement of Additional Information for a Benham Fund, or to inquire about or make transactions in an existing account, call 1-800-321-8321 or 1-415-965-4222.


Benham shareholders may make transactions and obtain prices, yields, and total return information for all Benham funds with TeleServ, our 24-hour automated telephone information service. Dial 1-800-321-8321 and press 1.

HOW TO BUY SHARES (Retirement investors, see pages 24 and 25).
================================================================================
METHOD           INSTRUCTIONS
--------------------------------------------------------------------------------
By Check         Minimum initial investment: $1,000
                 Minimum additional investment: $100

                 MAKE YOUR INVESTMENT CHECK PAYABLE TO THE BENHAM GROUP. Mail the check with your completed application to

                 The Benham Group
                 P.O. Box 7730
                 San Francisco, California 94120-9853

                 FOR ADDITIONAL INVESTMENTS, enclose an investment slip preprinted with the account number to which your investment should be credited. If the payee information provided on the check does not agree with the information preprinted on the investment slip, we will follow the instructions preprinted on the investment slip.

                 If you do not have a preprinted investment slip, send your check with separate written instructions indicating the fund name and the account number. If the payee information provided on the check does not agree with the written instructions, we will follow the written instructions.

                 You may also invest your check in person at a Benham Investor Center. One is located at 1665 Charleston Road in Mountain View, California; the other is located at 2000 South Colorado Boulevard, Suite 1000, in Denver, Colorado.

                 WE WILL NOT ACCEPT CASH INVESTMENTS OR THIRD-PARTY CHECKS. We will, however, accept properly endorsed second-party checks made payable to the investor(s) to whose account the investment is to be credited.

                 We will also accept checks drawn on foreign banks or foreign branches of domestic banks and checks that are not drawn in U.S. dollars (U.S. $100 minimum). The cost of collecting payment on such checks will be passed on to the investor. These costs may be substantial, and settlement may involve considerable delays.

                 Investors will be charged $5 for every investment check returned unpaid.

================================================================================
METHOD           INSTRUCTIONS
--------------------------------------------------------------------------------
BY BANK WIRE     Minimum initial investment: $25,000
                 Minimum additional investment: $100

                 If you wish to open an account by bank wire, please call our Investor Services Department for more information and an account number. Bank wire investments should be addressed as follows:


                 State Street Bank and Trust Company
                 Boston, Massachusetts
                 ABA Routing Number 011000028
                 Beneficiary = Benham European Government Bond Fund Fund Account Number 05060868
                 FBO [Your Name, Your Benham Fund Account Number]


--------------------------------------------------------------------------------
BY EXCHANGE      Minimum initial investment: $1,000
                 Minimum additional investment: $100


                 You may exchange your shares for shares of any other Benham fund registered for sale in your state if you have received the fund's prospectus. Exchanges may be made by telephone (for identically registered accounts only), by written request, or in person. Certain restrictions apply; please see "Telephone Transactions" on page 17 and "Exchange Privilege" on page 18 for details. You may open a new account by telephone exchange, provided that you meet the minimum initial investment requirement.


--------------------------------------------------------------------------------
AUTOMATIC        Minimum: $25
INVESTMENT       These services are offered with respect to additional Services
INVESTMENTS      only. See details on page 19.

PROCESSING YOUR PURCHASE


Shares will be purchased at the next NAV calculated after your investment is received and accepted by The Benham Group or an authorized subtransfer agent. An investment received and accepted before the close of business of the Exchange, normally 1:00 p.m. Pacific Time, will be included in your account balance the same day. If the investment is received after the close of business of the Exchange, usually 1:00 p.m. Pacific Time, it will be credited to your account the following business day.

TELEPHONE TRANSACTIONS

Shareholders may order certain transactions (e.g., exchanges, wires, some types of redemptions) by telephone. This privilege is granted to Benham fund shareholders automatically; you need not specifically request this service, and you may not specifically decline it. ONCE YOUR TELEPHONE ORDER HAS BEEN PLACED, IT MAY NOT BE MODIFIED OR CANCELLED.


The Benham Group will not be liable for losses resulting from unauthorized or fraudulent instructions if it follows procedures designed to verify the caller's identity. BMC will request personal identification, record telephone calls, and send confirmation statements for every telephone transaction to the shareholder's record address. The Fund reserves the right to refuse or terminate telephone transactions at any time.

CONFIRMATION AND QUARTERLY STATEMENTS


All transactions are summarized on quarterly account statements. In addition, for every transaction that you request, a confirmation statement will be mailed to your record address. Please review these statements carefully. If you believe we have processed the transaction you requested incorrectly, please notify us as soon as possible. If you fail to notify us of an error with reasonable promptness, i.e., within 30 days of the date of your confirmation statement, we will deem you to have ratified the transaction.

--------------------
[information in left margin of page]
The free exchange privilege is a convenient way to buy shares in other Benham funds if your investment goals change.


Benham Open Orders allow investors to utilize a "buy low, sell high" investment strategy.
--------------------


ACCOUNT SERVICES

EXCHANGE PRIVILEGE


You may exchange your shares for shares of equivalent value in any other Benham fund registered for sale in your state. Such an exchange may generate a taxable gain or loss. An exchange request will be processed the same day if it is received before the funds' NAVs are calculated, which is one hour prior to the close of the Exchange, usually 12:00 p.m. Pacific Time for Benham Target Maturities Trust; and at the close of the Exchange, usually 1:00 p.m. Pacific Time for all other Benham funds.


The Benham Group discourages trading in response to short-term market fluctuations. Such activity may encumber BMC's ability to invest the funds' assets in accordance with their respective investment objectives and policies and may be disadvantageous to other shareholders. More than six exchanges per calendar year out of a variable-price fund may be deemed an abuse of the exchange privilege. For purposes of determining the number of exchanges made, accounts under common ownership or control will be aggregated.



Currently, there are no restrictions on exchanges out of the Benham money market funds. However, each Benham fund reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

OPEN ORDER SERVICE

The Benham Group's Open Order Service allows you to designate a price at which to buy or sell shares of a variable-price fund by exchange from or to a money market fund. To place a "buy" order, you designate a purchase price that is equal to or lower than the current NAV. To place a "sell" order, designate a sales price that is equal to or higher than the current NAV. If the designated price is met within 90 calendar days, we will automatically execute your order at the NAV calculated that day as of the close of the Exchange. If the designated price is not met within 90 calendar days, your Open Order to buy or sell shares automatically expires. If you are buying shares of a variable-price fund, we will exchange money from your money market account to purchase them. If you are selling shares of a variable-price fund, we will transfer the proceeds of that sale to your money market account. If you do not have a money market account, we will open one for you when we execute your Open Order.


If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so that the distribution does not inadvertently trigger an Open Order transaction on your behalf. If you close or reregister the account from which shares are to be redeemed, your Open Order will be canceled. Because of their time-sensitive nature, Open Order transactions may be made only by telephone or in person. These transactions are subject to the exchange limitations described in this prospectus (see "Exchange Privilege" on page 18), except that all orders and cancellations received by one hour prior to the close of the Exchange, usually 12:00 p.m. Pacific Time, are effective the same day, otherwise they are effective the following business day.


AUTOMATIC INVESTMENT SERVICES (AIS)

TREASURY DIRECT allows you to deposit interest and principal payments from Treasury securities directly into a Benham fund account.

PAYROLL DIRECT allows you to deposit any amount of your paycheck directly into a Benham fund account.

GOVERNMENT DIRECT allows you to deposit your entire U.S. government payment into a Benham fund account.

BANK DIRECT allows you to deposit a fixed amount from your bank account into a Benham fund account on the 1st and/or the 15th of each month (or the next business day).


DIRECTED DIVIDENDS allow you to invest all or part of your dividend earnings from one Benham fund account into one or more other Benham fund accounts. You may choose to receive a portion of your dividends in cash and to invest the remainder in another Benham fund account.


SYSTEMATIC EXCHANGES allow you to exchange from one Benham fund account to another Benham fund account on the 1st and/or the 15th of each month (or the next business day).

------------------------
[information in right margin of page]
Automatic Investment Services enable you to benefit from a dollar-cost averaging investment strategy.
------------------------

------------------------
[inforamtion in left margin of page]
You may redeem shares without charge.
------------------------



For more information about any of these services, please call our Investor Services Department at 1-800-321-8321 or 1-415-965-4222.

BROKER-DEALER TRANSACTIONS

The Benham Group charges no sales commissions, or "loads," of any kind. However, investors may purchase and sell shares through registered broker-dealers and other qualified institutions, who may charge fees for their services.

The Benham Group will accept orders for the purchase of shares from such institutions who agree in writing to pay in full for such shares in immediately available funds no later than 1:00 p.m. Pacific Time the following business day.

TDD SERVICE FOR THE HEARING IMPAIRED

TDD users may contact The Benham Group at 1-800-624-6338 or 1-415-965-4764. California residents may wish to contact us through the California Relay Service
(CRS) at 1-800-735-2929.

Your transaction requests via CRS will be handled on a recorded line. The Benham Group cannot accept responsibility for instructions miscommunicated by CRS.


EMERGENCY SERVICES

The Benham Group has established an alternate operations site from which we can access customer accounts and the mainframe computers used by the Benham funds in the event of an emergency. Telephone lines and terminals are already in place. If our regular service is interrupted, the following numbers will automatically connect you to this site.

From within the U.S., including Alaska and Hawaii, call 1-800-321-8321.

From all foreign countries, call collect, 1-303-759-9337 or 1-510-820-1409. The operator will request your Benham fund account number before accepting the call.


HOW TO REDEEM YOUR INVESTMENT


When you place an order to redeem shares, your shares will be redeemed at the next NAV calculated after The Benham Group or an authorized sub-transfer agent has received and accepted your redemption request. The

Fund's NAV is calculated at the close of business of the Exchange, usually 1:00 p.m. Pacific Time. See page 13 for further information.


Barring extraordinary circumstances prescribed by law, redemption proceeds are mailed within seven calendar days. However, if the shares to be redeemed were purchased by check, The Benham Group reserves the right to withhold the proceeds until the investment has matured (i.e., your payment has cleared); see maturity periods below.

--------------------------------------------------------------------------------
                                       DRAWN FROM A           MATURITY PERIOD
   TYPE OF INVESTMENT                CALIFORNIA BANK?       (IN BUSINESS DAYS)
--------------------------------------------------------------------------------
   Checks, cashiers' checks,
   and bank money orders                    Yes                   5 days
--------------------------------------------------------------------------------
   Same as above                            No                    8 days
--------------------------------------------------------------------------------
   U.S. Treasury checks,
   Traveler's checks,
   U.S. Postal money orders,
   Benham checks, bank wires,
   and AIS Deposits*                        N/A                    1 day

   * Does not include bank direct deposits, which take 8 business days to mature.
--------------------------------------------------------------------------------

If you hold shares in certificate form, redemption requests must be accompanied by properly endorsed certificates.

If you want to keep your account open, please maintain a balance of shares worth at least $1,000. If your account balance falls below $1,000 due to redemption, your account may be closed, but not without at least 30 days' notice and an opportunity to increase your account balance to the $1,000 minimum. Your shares will be redeemed at the NAV calculated on the day your account is closed. Proceeds will be mailed to the record address.

This policy also applies to Benham's Individual Retirement Accounts (IRAs), excluding SEP-IRAs, except that shareholders will receive at least 120 days' written notice and an opportunity to increase their account balance before their accounts are closed. Investors wishing to open a Benham-Sponsored Retirement Plan account should see pages 24 and 25 for details.


UNCASHED CHECKS. We may reinvest at the Fund's then-current NAV any distribution or redemption checks that remain uncashed for six months. Until we receive instructions to the contrary, subsequent distributions will be reinvested in the original account. Uncashed redemption checks may be reinvested in an identically registered account if the original account is closed.

HOW TO REDEEM SHARES (Retirement investors, see pages 24 and 25).
================================================================================
METHOD            INSTRUCTIONS
--------------------------------------------------------------------------------


BY TELEPHONE      The Benham Group will accept telephone redemption
                  requests for any amount if the proceeds are to be sent to your predesignated bank account. Redemptions of $25,000 or less payable to the registered account owner(s) may also be ordered by telephone. All other redemption requests must be made in writing. ONCE YOUR TELEPHONE ORDER HAS BEEN PLACED, IT MAY NOT
                  BE MODIFIED OR CANCELLED.


IN WRITING        Send a letter of instruction to


                  The Benham Group
                  Investor Services Department
                  1665 Charleston Road
                  Mountain View, California 94043

                  Your letter of instruction should specify
                  []  Your name
                  []  Your account number
                  []  The name of the Fund from which you wish to redeem shares
                  []  The dollar amount or number of shares you wish to redeem.

                  For your protection, written redemption requests must be accompanied by SIGNATURE GUARANTEES under the following circumstances
                  [] Redemption proceeds go to a party other than the registered account owner(s)
                  [] Redemption proceeds go to an account other than your predesignated bank account
                  [] Redemption proceeds go to the registered account owner(s), but the amount exceeds $25,000.


                  If you have instructed The Benham Group to require more than one signature on written redemption requests, each of the required number of signers must have his or her signature guaranteed on the redemption requests.

================================================================================
METHOD            INSTRUCTIONS
--------------------------------------------------------------------------------
IN WRITING        Signature guarantees may be provided by banks, savings
(continued)       and loan associations, savings banks, credit unions, stock brokerage firms, or a Benham Investor Center. Shareholders must appear in person with identification to obtain a signature guarantee. Notary public certifications are not accepted in lieu of signature guarantees.

                  BFS may require written consent of all account owners prior to acting on the written instructions of any account owner.
--------------------------------------------------------------------------------
BY BANK WIRE      If you included bank wire information on your account
                  application or made subsequent arrangements to accommodate bank wire redemptions, you may wire funds to your bank by
                  calling 1-800-321-8321 or 1-415-965-4222.
                  The minimum amount for a bank wire redemption is $1,000. Allow at least two business days for redemption proceeds to be
                  credited to your bank account.
--------------------------------------------------------------------------------
BY EXCHANGE       See details on pages 16 and 18.
--------------------------------------------------------------------------------
AUTOMATIC         DIRECTED PAYMENTS. You may arrange for periodic redemp-
REDEMPTION        tions from your Benham fund account to your bank
SERVICES          account or to another designated payee.

                  SYSTEMATIC EXCHANGES. You may arrange for periodic exchange redemptions from one Benham fund account to another Benham fund account.

ABOUT BENHAM-SPONSORED RETIREMENT PLANS

Retirement plans offer investors a number of benefits, including the chance to reduce current taxable income and to take advantage of tax-deferred compounding. Retirement plan accounts require a special application; please let our Investor Services Department know if you want to establish this type of account. We suggest that you consult your tax advisor before establishing a retirement plan account. The minimum account balance for all Benham Individual Retirement Accounts (IRAs), excluding SEP-IRAs, is $1,000. If your balance falls below the $1,000 per fund account minimum,

[chart continues on next page]
================================================================================
PLAN TYPE         AVAILABLE TO              MAXIMUM ANNUAL CONTRIBUTION
                                            PER PARTICIPANT
--------------------------------------------------------------------------------
Contributory      An employed indi-         $2,000 or 100% of compensation
IRA               vidual under age 70 1/2.  (whichever is less).


--------------------------------------------------------------------------------
Spousal IRA       A nonworking spouse       $2,250 (can be split between
                  (under age 70 1/2) of a   Spousal and Contributory IRAs,
                  wage earner.              provided that no IRA receives
                                            more than a total of $2,000).
--------------------------------------------------------------------------------
Rollover IRA      An individual with a      None, as long as total amount is
                  distribution from an      eligible.
                  employer's retirement
                  plan or a rollover IRA.
--------------------------------------------------------------------------------
SEP-IRA           A self-employed indi-     $22,500 or 15% of compensation
                  vidual or a business.     (whichever is less).*


--------------------------------------------------------------------------------
Money             Same as for SEP-IRA.      $30,000 or 25% of compensation
Purchase Plan                               (whichever is less). Annual
(Keogh)                                     contribution is mandatory.*
--------------------------------------------------------------------------------
Profit            Same as for SEP-IRA.      $22,500 or 15% of compensation
Sharing Plan                                (whichever is less). Annual
(Keogh)                                     contribution is optional.*
--------------------------------------------------------------------------------


* Self-employed individuals should consult IRS Publication 560 for their annual contribution limits.

your account may be closed (see page 21 for details). This distribution may result in a taxable event and a possible penalty for early withdrawal. The minimum fund account balance for all other Benham-Sponsored Retirement Plan accounts is $100. Benham charges no fees for its IRAs but does charge low maintenance fees for its Keoghs.


YOU MUST COMPLETE SPECIFIC FORMS TO TAKE DISTRIBUTIONS (I.E., REDEEM SHARES) FROM A BENHAM-SPONSORED RETIREMENT PLAN ACCOUNT. PLEASE CALL OUR INVESTOR SERVICES DEPARTMENT AT 1-800-321-8321 FOR ASSISTANCE.


[chart continued from previous page]
================================================================================
DEADLINE  FOR
OPENING ACCOUNT                             CONTRIBUTION DEADLINES
--------------------------------------------------------------------------------
You may open an account anytime,             Annual contributions can be made
but the deadline for establishing            from January 1 through April 15 of
and funding an IRA for the prior             the following tax year up to the
tax year is April 15.                        year you turn age 70 1/2.
--------------------------------------------------------------------------------
Same as for Contributory IRA.               Same as for Contributory IRA.



--------------------------------------------------------------------------------
You may open a Rollover IRA                 Eligible rollover contributions must
anytime.                                    be made within 60 days of receiv-
                                            ing your distribution. There is no
                                            age limit on rollover contributions.
--------------------------------------------------------------------------------
You may open an account anytime,            Must be made by employer's tax
but the deadline for establishing and       filing deadline (including
funding an account for the prior tax        extensions).
year is the employer's tax deadline
(including extensions).
--------------------------------------------------------------------------------
The end of the employer's plan              Same as for SEP-IRA.
year, usually December 31.

--------------------------------------------------------------------------------
The end of the employer's plan              Same as for SEP-IRA.
year, usually December 31.

--------------------------------------------------------------------------------
For all Benham-Sponsored Retirement Plans, you may begin taking distributions at age 59 1/2. You must begin to take required distributions by April 1 of the year after you turn age 70 1/2. You may take distributions from your IRA or SEP-IRA before you reach age 59 1/2; however, a penalty may apply.

-----------------
[information in left margin of page]
Each January, you will be informed of the dividends and capital gain distributions for the previous year.
-----------------

DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund expects to pay dividends from net investment income quarterly (in March, June, September, and December), although it may elect not to do so in any given quarter. The Fund may forego a dividend if, for example, net foreign currency losses exceed investment income. Net capital gains and net foreign currency gains, if any, are declared and distributed annually in December. The trustees may modify the Fund's distribution policies at any time.

DISTRIBUTION OPTIONS. You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares (see "Directed Dividends" on page 19 for further information). Please indicate your choice on your account application or contact our Investor Services Department. See page 21 for a description of our policy regarding uncashed distribution checks.

TAXES


The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code, by distributing all or substantially all of its net investment income and net realized capital gains to shareholders each year.

The Fund's dividends and capital gain distributions are subject to federal income tax and applicable state and local taxes whether they are received in cash or reinvested in additional shares. Dividends declared in November or December and paid by the following January 31st are generally taxable in the year in which they are declared.

Dividends from net investment income (including net short-term capital gains, if any) are taxable as ordinary income. Distributions of any net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have held your shares.


The Fund will send you a tax statement (Form 1099) by January 31 showing the tax status of distributions you received in the previous year and will file a copy with the Internal Revenue Service (IRS). You may realize a taxable gain or loss when you redeem (sell) or exchange shares. For most types of accounts, the proceeds from your redemption transactions will be reported to the IRS annually. However, because the tax treatment depends on your purchase price and your personal tax position, you should keep your regular statements to use in determining your taxes.

RETURN OF CAPITAL. If, during a given year, the Fund pays dividends that exceed income earned on investments and any net realized gains from the sale of securities, a portion of your dividends may be reclassified as a "return of capital." This reclassification of dividends paid has at least two tax implications for shareholders:

(1) The amount of taxable dividends (as reported on your 1099-DIV from the Fund) will be less than the amount of dividends you actually received during the tax year.

(2) The return of capital reduces your cost basis in the shares you own, so that when you redeem shares (and calculate your gain or loss), you must reduce your investment cost by the amount of dividends that were reclassified as a return of capital. For example, if you invest $10,000 in the Fund, and $100 worth of dividends are reclassified as a return of capital, you must adjust your cost from $10,000 to $9,900 to determine the amount of gain or loss on your investment.

FOREIGN TAX WITHHOLDING. The income the Fund receives from foreign stocks may be subject to withholding taxes. If more than 50% of the Fund's total assets at the end of any tax year consist of foreign securities, the Fund will treat any foreign taxes it pays as taxes paid directly by shareholders. Under such circumstances, a shareholder would be required to include as "income" his or her proportionate share of foreign taxes paid by the Fund and might be able to claim either a credit or a deduction for this amount. You will receive notice from the Fund each year indicating (i) whether it made the election and (ii) the amount of foreign taxes, if any, that will be treated as though they were paid by you. You may wish to consult the Statement of Additional Information and your tax advisor for more information regarding the tax consequences of an investment in the Fund.

BUYING A DIVIDEND. The timing of your investment could have undesirable tax consequences. If you open a new account or buy more shares for your current account just before the day a dividend or distribution is reflected in your Fund's share price, you will receive a portion of your investment back as a taxable dividend or distribution.

BACKUP WITHHOLDING. The Fund is required by federal law to withhold 31% of reportable dividends, capital gain distributions, or redemptions paid to shareholders who have not complied with IRS regulations. These regulations require you to certify on your account application or on IRS Form W-9 that your social security or taxpayer identification number ("TIN") is correct and that you are not subject to backup withholding from previous underreporting to the IRS, or that you are exempt from backup withholding.


The Benham Group may refuse to sell shares to investors who have not complied with this requirement, either before or at the time of purchase. Until we receive your certified TIN or social security number, we may redeem your shares in the Fund at any time.


MANAGEMENT INFORMATION

ABOUT BENHAM INTERNATIONAL FUNDS

Benham International Funds (BIF) is a registered open-end management investment company that was organized as a Massachusetts business trust on August 28, 1991. BIF currently consists of five series.


A board of trustees oversees the Fund's activities and is responsible for protecting shareholders' interests. The majority of trustees are not otherwise affiliated with BMC. BIF is not required nor expected to hold annual meetings, although special meetings may be called for purposes such as electing or removing trustees or amending the Fund's advisory agreement or investment policies. The number of votes you are entitled to is based upon the dollar value of your investment. Each Fund votes separately on matters that pertain to it exclusively. Voting rights are not cumulative.

THE BENHAM GROUP


BMC is investment advisor to the funds in The Benham Group, which currently constitute more than $12 billion in assets. BMC, incorporated in California in 1971, became a wholly owned subsidiary of Twentieth Century Companies, Inc.
(TCC), a Delaware corporation, on June 1, 1995, upon the merger of Benham Management International, Inc., BMC's former parent company, into TCC. TCC is a holding company that owns the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the Twentieth Century family of funds, which now includes the Benham Group. The combined company offers 62 mutual funds and, as of February 8, 1996, has combined assets under management in excess of $48 billion.

BMC supervises and manages the investment portfolios of The Benham Group and directs the purchase and sale of its investment securities. BMC utilizes teams of portfolio managers, assistant portfolio managers, and analysts to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios deemed appropriate in pursuit of the funds' investment objectives. Individual portfolio managers may also adjust portfolio holdings of the funds as necessary between team meetings.


The portfolio manager members of the team managing the Fund described in this prospectus and their work experience for the last five years is as follows:

MR. ROBERT P. BROWNE, Portfolio Manager, has primary responsibility for the day-to-day operations of the Fund. Mr. Browne transferred to the Fixed-Income Group in London in 1994. He was previously located in the Tokyo office and managed domestic and foreign fixed income as well as overall currency exposure for J.P. Morgan Trust Bank's international portfolios. Mr. Browne joined JPMIM in 1989. He holds a B.A. in Economics from Holy Cross College and a Masters of International Business Studies from the University of South Carolina.

--------------------
[information in right margin of page]
The Benham Group serves more than 475,000 investors.
--------------------

------------------
[information in left margin of page]
Subadvisory fees are paid by BMC, not by the Fund.
------------------


MR. JEFFREY R. TYLER oversees the portfolio manager's operation of the Fund. He is a vice president of The Benham Group's portfolio management team. He is also manager of Benham Capital Manager Fund and co-manager of Benham GNMA Income Fund.


ADVISORY AND SERVICE FEES

For investment advice and portfolio management services, the Fund pays BMC a monthly investment advisory fee based on the dollar amount derived from applying the Fund's average daily net assets to an investment advisory fee rate schedule.


The investment advisory fee rate cannot exceed .45% of average daily net assets, and it drops to a marginal rate of .29% of average daily net assets as the Fund's assets increase.

Investment advisory fees paid by the Fund to BMC for the fiscal year ended December 31, 1995, were equal to .45% of average daily net assets or $4.50 per $1,000 of average daily net assets.


To avoid duplicative investment advisory fees, the Fund does not pay BMC investment advisory fees with respect to assets invested in shares of Benham money market funds.


JPMIM is the Fund's investment subadvisor. JPMIM is a leading manager of pension funds, institutional accounts, and private accounts, with approximately $112 billion in assets under management. JPMIM makes investment decisions for the Fund in accordance with the Fund's investment objective, policies, and restrictions under the supervision of BMC and the board of trustees. JPMIM is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated.

For subadvisory services, BMC pays JPMIM a monthly fee at the annual rate of
 .20% of average daily net assets up to $200 million and .15% of average daily net assets in excess of $200 million. For the fiscal year ended December 31, 1995, BMC paid JPMIM subadvisory fees equal to .19% of the Fund's average daily net assets.

BFS, a wholly owned subsidiary of TCC, is BIF's agent for transfer and administrative services. For administrative services, the Fund pays BFS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all the funds in The Benham Group. The administrative fee rate ranges from .11% to .08% of average daily net assets, dropping as Benham Group assets increase. For transfer agent services, the Fund pays BFS monthly fees for each shareholder account maintained and for each shareholder transaction executed during that month.

The Fund pays certain operating expenses directly, including, but not limited to: custodian, audit, and legal fees; fees of the independent trustees; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering the Fund's shares for sale under federal and state securities laws. See the Statement of Additional Information for a more detailed discussion of independent trustee compensation.

EXPENSE LIMITATION AGREEMENT

An expense limitation agreement between BMC and the Fund is described on page 3.

The Fund's total operating expenses for the fiscal year ended December 31, 1995, were equal to .82% of average daily net assets or $8.20 per $1,000 of average daily net assets.


DISTRIBUTION OF SHARES

Benham Distributors, Inc. (BDI) and BMC distribute and market Benham products and services. BMC pays all expenses for promoting sales of and distributing the Fund's shares. The Fund does not pay commissions to or receive compensation from broker-dealers.


BDI is a wholly owned subsidiary of TCC.


----------------------
[information in right margin of page]
Benham Financial Services, Inc. provides administrative and transfer agent services to the Fund.
----------------------

INVESTMENT ADVISOR

BENHAM MANAGEMENT CORPORATION
1665 Charleston Road
Mountain View, California 94043

INVESTMENT SUBADVISOR

J.P. MORGAN INVESTMENT MANAGEMENT INC.
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

BENHAM DISTRIBUTORS, INC.
1665 Charleston Road
Mountain View, California 94043

CUSTODIAN


STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02101


TRANSFER AGENT

BENHAM FINANCIAL SERVICES, INC.
1665 Charleston Road
Mountain View, California 94043

INDEPENDENT AUDITORS

KPMG PEAT MARWICK LLP
3 Embarcadero Center
San Francisco, California 94111

TRUSTEES


James M. Benham
Albert A. Eisenstat
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers III
Jeanne D. Wohlers

The Benham Group of Investment Companies


Capital Preservation Fund
Capital Preservation Fund II
Benham Government Agency Fund
Benham Prime Money Market Fund
Benham Short-Term Treasury and Agency Fund
Benham Treasury Note Fund
Benham Long-Term Treasury and Agency Fund
Benham Adjustable Rate Government Securities Fund
Benham GNMA Income Fund
Benham Target Maturities Trust
Benham California Tax-Free and Municipal Funds*
Benham National Tax-Free Money Market Fund
Benham National Tax-Free Intermediate-Term Fund
Benham National Tax-Free Long-Term Fund
Benham Florida Municipal Money Market Fund**
Benham Florida Municipal Intermediate-Term Fund**
Benham Arizona Municipal Intermediate-Term Fund***
Benham Global Gold Fund
Benham Income & Growth Fund
Benham Equity Growth Fund
Benham Utilities Income Fund
Benham Global Natural Resources Index Fund
Benham European Government Bond Fund
Benham Capital Manager Fund


* Available only to residents of California, Arizona, Colorado, Hawaii, Nevada, New Mexico, Oregon, Texas, Utah, and Washington.

** Available only to residents of Florida, California, Georgia, Illinois, Michigan, New Jersey, New York, and Pennsylvania.

*** Available only to residents of Arizona, California, Colorado, Nevada, Oregon, Washington, and Texas.

NOTES:

NOTES:

CONTENTS


Summary of Fund Expenses ................................   3
Financial Highlights ....................................   4
How The Fund Works ......................................   6
   Investment Objective .................................   6
   Core Investment Policies .............................   6
Management Approach .....................................   8
Investment Considerations ...............................   9
Other Investment Policies and Techniques ................  10
Portfolio Transactions ..................................  12
Performance .............................................  12
Share Price .............................................  13
How to Invest ...........................................  14
How to Buy Shares .......................................  15
Account Services ........................................  18
   Exchange Privilege ...................................  18
   Open Order Service ...................................  18
   Automatic Investment Services ........................  19
   Broker-Dealer Transactions ...........................  20
   TDD Service ..........................................  20
   Emergency Services ...................................  20
How to Redeem Your Investment ...........................  20
How to Redeem Shares ....................................  22
About Benham-Sponsored Retirement Plans .................  24
Distributions and Taxes .................................  26
Management Information ..................................  28
   About Benham International Funds .....................  28
   The Benham Group .....................................  29
   Advisory and Service Fees ............................  30
   Expense Limitation Agreement .........................  31
   Distribution of Shares ...............................  31



M012

                      BENHAM EUROPEAN GOVERNMENT BOND FUND

                     A SERIES OF BENHAM INTERNATIONAL FUNDS

                               THE BENHAM GROUP(R)
                              1665 Charleston Road
                             Mountain View, CA 94043


               Investor Services: 1-800-321-8321 or 1-415-965-4222

               Fund Information: 1-800-331-8331 or 1-415-965-4274



                       STATEMENT OF ADDITIONAL INFORMATION


                                 April ___, 1996


This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated April ___, 1996. The Fund's Annual Report for the fiscal year ended December 31, 1995, is incorporated herein by reference. To obtain a copy of the Prospectus or Annual Report, call or write The Benham Group.



                                TABLE OF CONTENTS

                                                                     Page


     Investment Policies, Techniques and Risk Factors ..............   2
     Investment Restrictions .......................................  11
     Portfolio Transactions ........................................  12
     Valuation of Portfolio Securities .............................  14
     Performance ...................................................  14
     Taxes .........................................................  16
     About Benham International Funds ..............................  19
     Trustees and Officers .........................................  20
     Investment Advisory Services ..................................  22
     Administrative and Transfer Agent Services ....................  24
     Direct Fund Expenses ..........................................  24
     Expense Limitation Agreement ..................................  24
     Additional Purchase and Redemption Information ................  25
     Other Information .............................................  25

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS


The following paragraphs provide a more detailed description of securities and investment practices identified in the Prospectus and the risks associated with these practices. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the board of trustees.


EUROPEAN GOVERNMENT BONDS

The Fund invests primarily in European government bonds. The market for these bonds is active; however, there are risks associated with investing in the European government bond market distinct from those typically associated with investing in U.S. government bonds. The following is a brief list of the primary risks you should consider.


1. Tax Risk--Interest income from European government bonds may be taxed by foreign governments at significantly higher rates than interest income from domestic investments. As has happened in the past, the U.S. government or European governments may adopt tax policies that discourage overseas investing.

2. Currency Exchange Rate Risk--Currencies in which the Fund's investments are denominated may decline significantly relative to the U.S. dollar.

3. Settlement Risk--J.P. Morgan Investment Management, Inc. (JPMIM) may encounter difficulties resulting from delays in settling transactions with European broker-dealers. Settlement delays may encumber portfolio management efforts by tying up Fund assets at times when JPMIM perceives market opportunities.

Under normal conditions, more than 25% of the Fund's total assets are invested in securities issued by the German government or its political subdivisions. This policy is currently viewed by the Securities and Exchange Commission (SEC) staff as a concentration policy. Under Section 13 of the Investment Company Act of 1940 (the "1940 Act"), a Fund may not change its concentration policy without shareholder approval.

EUROPEAN CORPORATE BONDS

If necessary to satisfy diversification requirements under Subchapter M of the Internal Revenue Code (the "Code"), the Fund may invest a portion of its assets in AAA-rated European corporate bonds. The risks of investing in European corporate bonds are somewhat greater than the risks associated with investing in European government bonds. In addition to the risks outlined above with respect to European government bonds, JPMIM may encounter difficulty obtaining adequate public information about corporate bond issuers. Investment decisions may be encumbered by the lack of uniform accounting, audit, or financial reporting standards among European issuers or nations. The Fund may encounter greater volatility and less liquidity in foreign corporate bond markets than it would in U.S. bond markets and less government regulation of foreign exchanges and broker-dealers than is typical in the United States.

The Fund's European investments (government or corporate) may be affected by political or economic developments within or among European nations, or between European nations and the United States.

U.S. GOVERNMENT SECURITIES


To accommodate shareholder redemptions and exchanges, up to 5% of the Fund's total assets may be invested in U.S. government securities held directly or under repurchase agreement. U.S. government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government.

Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association (FNMA), are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

REPURCHASE AGREEMENTS

In a repurchase agreement (a "repo"), the Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon rate of return and that is unrelated to the interest rate on the underlying security. Delay or losses could result if the other party to the agreement defaults or becomes bankrupt.


The advisor attempts to minimize the risks associated with repurchase agreements by adhering to the following criteria:

(1) Limiting the securities acquired and held by the Fund under repurchase agreements to U.S. government securities

(2) Entering into repurchase agreements only with primary dealers in U.S. government securities (including bank affiliates) that are deemed to be creditworthy under guidelines established by a nationally recognized statistical rating organization (a "rating agency") and approved by the Fund's board of trustees

(3) Monitoring the creditworthiness of all firms involved in repurchase agreement transactions

(4) Requiring the seller to establish and maintain collateral equal to 102% of the agreed upon resale price, provided however that the board of trustees may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall to as low as 101% of the agreed upon resale price before the broker-dealer deposits additional securities with the Fund's custodian or sub-custodian


(5) Investing no more than 5% of the Fund's total assets in repurchase agreements that mature in more than seven days


(6) Taking delivery of securities subject to repurchase agreement and holding them in an account at the Fund's custodian bank.

The Fund has received permission from the SEC to participate in pooled repurchase agreements collateralized by U.S. government securities with other mutual funds advised by its investment advisor, Benham Management Corporation
(BMC). Pooled repos are expected to increase the income the Fund can earn from repo transactions without increasing the risks associated with these transactions.

WHEN-ISSUED AND FORWARD-COMMITMENT AGREEMENTS


The Fund may engage in securities transactions on a when-issued or forward-commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward-commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Although the Fund will make commitments to purchase or sell securities on a when-issued or forward-commitment basis with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if it is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward-commitment basis, the Fund will establish and maintain a segregated account consisting of cash, cash equivalents, or high-quality securities in an amount sufficient to meet the purchase price until the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward-commitment obligations may generate capital gains or losses.

As an operating policy, the Fund will not commit more than 35% of its total assets to when-issued or forward-commitment agreements. If fluctuations in the value of securities held cause more than 35% of the Fund's total assets to be committed under when-issued or forward-commitment agreements, JPMIM does not need to sell such agreements, but it will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is reduced to 35%. In addition, as an operating policy, the Fund will not enter into when-issued or forward-commitment transactions with settlement dates exceeding 120 days.


SECURITIES LENDING

The Fund may lend its portfolio securities to earn additional income. If a borrower defaulted on a securities loan, the Fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased in the meantime, the Fund could suffer a loss.

To minimize the risk of default on securities loans, BMC adheres to the following guidelines prescribed by the board of trustees:

(1) TYPE AND AMOUNT OF COLLATERAL. At the time a loan is made, the Fund must receive, from or on behalf of the borrower, collateral consisting of any combination of cash and full faith and credit U.S. government securities equal to not less than 102% of the market value of the securities loaned. Cash collateral received by the Fund in connection with loans of portfolio securities may be commingled by the Fund's custodian with other cash and marketable securities, provided that the loan agreement expressly allows such commingling. The loan must not reduce the risk of loss or opportunity for gain in the securities loaned.

(2) ADDITIONS TO COLLATERAL. Collateral must be marked to market daily, and the borrower must agree to add collateral to the extent necessary to maintain the 102% level specified in guideline (1). The borrower must deposit additional collateral no later than the business day following the business day on which a collateral deficiency occurs or collateral appears to be inadequate.

(3) TERMINATION OF LOAN. The Fund must have the ability to terminate any loan of portfolio securities at any time. The borrower must be obligated to redeliver the borrowed securities within the normal settlement period following receipt of the termination notice.

(4) REASONABLE RETURN ON LOAN. The borrower must agree that the Fund (a) will receive all dividends, interest, or other distributions on loaned securities and (b) will be paid a reasonable return on such loans either in the form of a loan fee or premium or from the retention by the Fund of part or all of the earnings and profits realized from the investment of cash collateral in full faith and credit U.S government securities.

(5) LIMITATIONS ON PERCENTAGE OF PORTFOLIO SECURITIES ON LOAN. The Fund's loans may not exceed 33-1/3% of its total assets.

(6) CREDIT ANALYSIS. As part of the regular monitoring procedures set forth by the board of trustees that BMC follows to evaluate banks and broker-dealers in connection with, for example, repurchase agreements and municipal securities credit issues, BMC will analyze and monitor the creditworthiness of all borrowers with which portfolio lending arrangements are contemplated or entered into.




FOREIGN CURRENCY EXCHANGE TRANSACTIONS


The Fund expects to exchange dollars for the Fund`s underlying currencies, and vice versa, in the normal course of managing the Fund`s underlying investments. JPMIM does not expect that the Fund will hold currency that is not earning income on a regular basis, although the Fund may do so temporarily when suitable investments are not available. The Fund may exchange currencies on a "spot" basis (i.e., for prompt delivery and settlement), or by entering into forward currency exchange contracts (also called forward contracts) or other contracts to purchase and sell currencies for settlement at a future date. The Fund will incur costs in converting assets from one currency to another. Foreign exchange dealers may charge a fee for conversion; in addition, they also realize a profit based on the difference (i.e., the spread) between the prices at which they buy and sell various currencies in the spot and forward markets. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and repurchase it at a lesser rate should the fund desire to resell the currency to the dealer.

Forward contracts are agreements to exchange a specific amount of one currency for a specified amount of another at a future date. The date may be any agreed fixed number of days in the future. The amount of currency to be exchanged, the price at which the exchange will take place, and the date of the exchange are negotiated when the Fund enters into the contract and are fixed for the term of the contract. Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. However, the Fund may enter into forward contracts with deposit requirements or commissions.

At the maturity of a forward contract, the Fund may complete the contract by paying for and receiving the underlying currency, may seek to roll forward its contractual obligation by entering into an "offsetting" transaction with the same currency trader and paying or receiving the difference between the contractual exchange rate and the current exchange rate. The Fund may also be able to enter into an offsetting contract prior to the maturity of the underlying contract. This practice is sometimes referred to as "cross hedging" and may be employed if, for example, JPMIM believes that one foreign currency (in which a portion of the Fund's foreign currency holdings are denominated) will change in value relative to the U.S. dollar differently than another foreign currency. There is no assurance that offsetting transactions, or new forward contracts, will always be available to the Fund.

Investors should realize that the use of forward contracts does not eliminate fluctuations in the underlying prices of the securities. Such contracts simply establish a rate of exchange that the Fund can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to fluctuations in the value of the hedged currency when used as a hedge against foreign currency declines, at the same time they tend to limit any potential gain which might result from the change in the value of such currency.

Because investments in, and redemptions from, the Fund will be in U.S. dollars, JPMIM expects that the Fund`s normal investment activity will involve a significant amount of currency exchange. For example, the Fund may exchange dollars for its underlying foreign currencies for dollars in order to meet shareholder redemption requests or to pay expenses.
These transactions may be executed in the spot or forward markets.

In addition, the Fund may combine forward transactions in its underlying currency with investments in U.S. dollar-denominated instruments, in an attempt to construct an investment position whose overall performance will be similar to that of a security denominated in its underlying currency. If the amount of dollars to be exchange is properly matched with the anticipated value of the dollar-denominated securities, the Fund should be able to "lock in" the foreign currency value of the securities, and the Fund`s overall investment return from the combined position should be similar to the return from purchasing a foreign currency-denominated instrument. This is sometimes referred to as a "synthetic" investment position or a "position hedge".

The execution of a synthetic investment position may not be successful. It is impossible to forecast with absolute precision what the dollar value of a particular security will be at any given time. If the value of a dollar-denominated security is not exactly matched with the Fund`s obligation under the forward contract on the contract`s maturity date, the Fund may be exposed to some risk of loss from fluctuation of the dollar. Although JPMIM will attempt to hold such mismatchings to a minimum, there can be no assurance that JPMIM will be successful in doing so.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES CONTRACTS provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

Although futures contracts, by their terms, call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. Closing out a futures position is done by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold, or selling a contract that has previously been bought).

To initiate and maintain open positions in futures contracts, the Fund is required to make a good faith margin deposit in cash or government securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of the Fund's investment restrictions.

Those who trade futures contracts may be broadly classifed as either "hedgers" or "speculators". Hedgers, such as the Fund, use the futures markets primarily to offset unfavorable changes in the value of securities they hold or expect to acquire for investment purposes. Speculators are less likely to own the securities underlying the futures contracts they trade and are more likely to use futures contracts with the expectation of realizing profits from fluctuations in the prices of the underlying securities. The Fund will not utilize futures contracts for speculative purposes.


Although techniques other than trading futures contracts can be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. If the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the Fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. However, if the secondary market is not liquid for a put option the Fund has written, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the writer will also profit by being able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. The Fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


OVER-THE-COUNTER OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options because these options generally can be closed out only by negotiation with the other party to the option.


OPTIONS ON FUTURES. By purchasing an option on a futures contract, the Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded futures and options contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in futures and options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests (for example, by hedging intermediate-term securities with a futures contract based on an index of long-term bond prices); this involves a risk that the futures position will not track the performance of the Fund's other investments.

Options and futures prices can diverge from the prices of their underlying instruments even if the underlying instruments correlate well with the Fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES AND OPTIONS CONTRACTS RELATING TO FOREIGN CURRENCIES. The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund may also purchase and write currency options in connection with currency futures or forward contracts.

Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars.

The uses and risks of currency futures are similar to those of futures relating to securities or indexes, as previously described. Currency futures values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a deutsche-mark-denominated security from a decline in the deutsche mark, but it will not protect the Fund against a price decline resulting from a deterioration in the issuer's creditworthiness.

LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract was not liquid, because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the Fund could be required to continue holding a position until delivery or expiration regardless of changes in its value. Under these circumstances, the Fund's access to assets held to cover its future positions could also be impaired.

Futures and options trading on foreign exchanges may not be regulated as effectively as similar transactions in the U.S. and may not involve clearing mechanisms or guarantees similar to those available in the U.S. The value of a futures contract or option traded on a foreign exchange may be adversely affected by the imposition of different exercise and settlement terms, trading procedures, and margin requirements, and lesser trading volume.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. The Fund has filed a notice of eligibility for exclusion as a "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulates trading in the futures markets. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and options premiums.

The Fund may enter into futures transactions (including related options) for hedging purposes without regard to the percentage of assets committed to initial margin and for other than hedging purposes provided that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of the Fund's total assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

Financial futures or options purchased or sold by the Fund will be standardized and traded through the facilities of a U.S. or foreign securities association or listed on a U.S. or foreign securities or commodities exchange, board of trade, or similar entity, or quoted on an automatic quotation system, except that the Fund may effect transactions in over-the-counter options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. In addition, the Fund has undertaken to limit aggregate premiums paid on all options purchased by the Fund to no more than 20% of the Fund's total net asset value.

The Fund intends to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Fund's investments in these instruments.

INVESTMENT RESTRICTIONS


The Fund's investment restrictions, set forth below, are fundamental and may not be changed without approval of a majority of the outstanding votes of shareholders of the Fund as determined in accordance with the 1940 Act.

THE FUND MAY NOT:

(1) Borrow money except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes provided that the Fund maintains asset coverage of at least 300% for all such borrowings. The Fund may borrow money for temporary or emergency purposes from other funds or portfolios for which BMC is the investment advisor or from a joint account of such funds or portfolios, as permitted by federal regulatory agencies.

(2) Act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

(3) Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of issuers engaged in the real estate business); physical commodities; contracts relating to physical commodities; or interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not be deemed to prohibit the Fund from purchasing or selling currencies; entering into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments; and purchasing and selling options on such futures contracts.

(4) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the board of trustees or for the purchase of debt securities in accordance with the Fund's investment objective and policies.


(5)   Issue senior securities, except as permitted under the 1940 Act.

The Fund is also subject to the following restrictions that are not fundamental and may therefore be changed by the board of trustees without shareholder approval.

THE FUND MAY NOT:


(a) Purchase any equity securities in any companies, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(b) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.

(c) Purchase warrants, valued at the lower of cost or market, in excess of 10% of the Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(d) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

(e) Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities") if as a result, more than 10% of the Fund's net assets would be invested in illiquid securities. The Fund may not invest more than 10% of its net assets in repurchase agreements providing for settlement in more than seven days or options which are traded in the over-the-counter market and investments hedged by such options.

(f) Acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's assets would be invested in shares of such investment company, or more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate, or except in connection with a merger, consolidation, acquisition, or reorganization.

(g) Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities.


Unless otherwise indicated, percentage limitations included in the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

PORTFOLIO TRANSACTIONS

In selecting broker-dealers to execute transactions on behalf of the Fund, JPMIM seeks the best net price and execution available. In assessing the best net price and execution available for any Fund transaction, JPMIM will consider all factors it deems relevant including, but not limited to, (i) the breadth of the market for the security, (ii) the price of the security, (iii) the financial condition and execution capability of the broker-dealer, and (iv) the reasonableness of any commission for the specific transaction. When the execution and price offered by two or more broker-dealers are comparable, JPMIM may, with discretion, in recognition of the value of brokerage or research services provided by the broker-dealer, purchase and sell portfolio securities to and from broker-dealers who provide the Fund with research and other services provided, however, that in all instances best net price and execution shall be the controlling factor, and in no event may JPMIM pay to a broker-dealer a commission in excess of that which another broker-dealer would have charged for effecting the same transaction.

When JPMIM deems the purchase or sale of a security to be in the best interest of the Fund as well as its other clients, it may, to the extent permitted by applicable law, aggregate the securities to be sold or purchased with those of its other clients. In such an event, the allocation of securities so purchased or sold will be made by JPMIM in a manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

JPMIM is authorized to execute such documents as may be required to affect forward foreign currency exchange contracts on behalf of the Fund. In selecting counterparties for such contracts, JPMIM seeks the best overall terms available and executes or directs the execution of all such transactions as permitted by law and consistent with the best interest of the Fund.


For the fiscal years ended December 31, 1995, and 1994, the Fund's portfolio turnover rates were 167% and 166%, respectively.


TRANSACTIONS WITH JPMIM AFFILIATES

As described in further detail on pages 22 and 23, JPMIM is subadvisor to the Fund pursuant to an agreement with Benham Management Corporation.

JPMIM, Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), J.P. Morgan Securities Inc., and J.P. Morgan Securities Limited are wholly owned subsidiaries of J.P. Morgan & Co. Incorporated, hereafter referred to collectively as "Morgan affiliates."

J. P. Morgan Securities Inc. is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers. It is active as a dealer in U.S. government securities and an underwriter of and dealer in U.S. government agency securities and money market instruments.

J.P. Morgan Securities Limited underwrites, distributes, and trades international securities, including Eurobonds, commercial paper, and foreign government bonds. J.P. Morgan & Co. Incorporated issues commercial paper and long-term debt securities. Morgan Guaranty and some of its affiliates issue certificates of deposit and create bankers' acceptances.

To the extent that the Fund invests a portion of its assets in such obligations, it will not invest in securities issued or created by Morgan affiliates.

Certain activities of Morgan affiliates may affect the Fund's portfolio or the markets for securities in which the Fund invests. In particular, activities of Morgan affiliates may affect the prices of securities held by the Fund and the supply of issues available for purchase by the Fund. Where a Morgan affiliate holds a large portion of a given issue, the price at which that issue is traded may influence the price of similar securities the Fund holds or is considering purchasing.

The Fund will not purchase securities directly from Morgan affiliates, and the size of Morgan affiliates' holdings may limit the selection of available securities in a particular maturity, yield, or price range. The Fund will not execute any transactions with Morgan affiliates and will use only unaffiliated broker-dealers. In addition, the Fund will not purchase any securities of U.S. government agencies during the existence of an underwriting or selling group of which a Morgan affiliate is a member, except to the extent permitted by law.

The Fund's ability to engage in transactions with Morgan affiliates is restricted by the SEC and the Federal Reserve Board. In JPMIM's opinion, these limitations should not significantly impair the Fund's ability to pursue its investment objectives. However, there may be circumstances in which the Fund is disadvantaged by these limitations compared to other funds with similar investment objectives that are not subject to these limitations.

In acting for its fiduciary accounts, including the Fund, JPMIM will not discuss its investment decisions or positions with the personnel of any Morgan affiliate. JPMIM has informed the Fund that, in making investment decisions, it will not obtain or use material, non-public information in the possession of any division or department of JPMIM or other Morgan affiliates.

The commercial banking divisions of Morgan Guaranty and its affiliates may have deposit, loan, and other commercial banking relationships with issuers of securities the Fund purchases, including loans that may be repaid in whole or in part with the proceeds of securities purchased by the Fund. Except as may be permitted by applicable law, the Fund will not purchase securities in any primary public offering when the prospectus discloses that the proceeds will be used to repay a loan from Morgan Guaranty. JPMIM will not cause the Fund to make investments for the direct purpose of benefitting other commercial interests of Morgan affiliates at the Fund's expense.

VALUATION OF PORTFOLIO SECURITIES


The Fund's net asset value per share ("NAV") is determined by Benham Financial Services, Inc. (BFS), as of the close of business of the New York Stock Exchange (the "Exchange") each day the Exchange is open for business, usually at 1:00 p.m. Pacific Time. The Exchange has designated the following holiday closings for 1996: New Year's Day (observed), Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although BFS expects the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

BMC typically completes its trading on behalf of the Fund in various markets before the Exchange closes for the day. Securities are valued at market, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary exchanges on which these securities trade. Securities traded on exchanges will be valued at their last sale prices. If no sale is reported, the mean between the latest bid and asked prices is used. Securities traded over-the-counter will be valued at the mean between the latest bid and asked prices. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Trading of securities in foreign markets may not take place on every day the Exchange is open, and trading takes place in various foreign markets on days on which the Exchange and the Fund's offices are not open and the Fund's net asset value is not calculated. The Fund's net asset value may be significantly affected on days when shareholders have no access to the Fund. Securities for which market quotations are not readily available, or which may change in value due to events occuring after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the board of directors.

JPMIM typically completes its trading on behalf of the Fund in various markets before the Exchange closes for the day, and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to the close of the Exchange. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair market value as determined in good faith under the direction of the board of trustees.

PERFORMANCE

The Fund's yields and total returns may be quoted in advertising and sales literature. These figures, as well as the Fund's share price, will vary. Past performance should not be considered an indication of future results.

Yield quotations for the Fund are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period, according to the following formula:

                                                6
                          YIELD = 2 [(a - b + 1)  - 1]
                                      -----
                                       cd


where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


For the 30-day period ended December 31, 1995, the Fund's yield was 6.14%.


Total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's NAV per share during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.


In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. The Fund's one year and life of fund average annual total return through December 31, 1995 are 24.40% and 10.95%, respectively. The Fund commenced operations on January 7, 1992. Performance information may be quoted numerically or in a table, graph, or similar illustration.

The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike Benham funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon Government National Mortgage Association securities (GNMAs) (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

The Fund's shares are sold without a sale charge (a load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies. For example, if an investor pays $10,000 to buy shares of a load fund with an 8.5% sales charge, $850 of that $10,000 is paid as a commission to a salesperson, leaving only $9,150 to put to work for the investor. Over time, the difference between paying a sales load and not paying one can have a significant effect on an investor's total return. The Mutual Fund Education Alliance provides a comparison of $10,000 invested in each of two mutual funds, one with an 8.5% sales load and one without a sales load. Assuming a compounded annual growth rate of 10% for both investments, the no-load fund investment is worth $25,937 after ten years, and the load fund investment is worth only $23,732.


The Benham Group has distinguished itself as an innovative provider of low-cost, true no-load mutual funds. Among other innovations, The Benham Group established the first no-load fund that invests primarily in zero-coupon U.S. Treasury securities; the first no-load double tax-free California money market and short-term bond funds; the first no-load adjustable rate government securities fund; and the first no-load utilities fund designed to pay monthly dividends.


The advisor may obtain ratings on the safety of Fund shares from one or more rating agencies and may publish such ratings in advertisements and sales literature.

TAXES

The Fund will be treated as a separate corporation for federal income tax purposes and intends to qualify annually as a "regulated investment company" under Subchapter M of the Code. By so qualifying, the Fund will not be subject to federal income taxes on its investment company taxable income or net capital gains distributed to shareholders.


The Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending on October 31 of the calendar year. Any dividend declared by the Fund in October, November, or December of any year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year, provided that such dividend is actually paid by the Fund during January of the following year.

As of December 31, 1995, the Fund had a capital loss carryover of $2,287,194 that will expire on December 31, 2002. No capital gain distributions will be made by the Fund until its capital loss carryovers have been offset or have expired.


The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of the positions in its portfolio (i.e., treat them as if they were sold), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for relief from income and excise taxes, respectively. The Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to foreign currency, options, futures contracts or forward contracts. The Fund's status as a regulated investment company may limit its transactions involving foreign currency, futures, options and forward contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies, certain forward currency contracts, or other instruments, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security, contract, or other instrument is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income distributed to shareholders as ordinary income.

Earnings derived by the Fund from sources outside the U.S. may be subject to non-U.S. withholding and possibly other taxes. Such taxes may be reduced or eliminated under the terms of a U.S. income tax treaty, and the Fund intends to undertake any procedural steps required to claim the benefits of such a treaty. With respect to any non-U.S. taxes actually paid by the Fund, if more than 50% in value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will elect to treat any non-U.S. income and similar taxes it pays as though the taxes were paid by its shareholders.

Some of the debt securities that may be acquired by the Fund may be treated as debt securities originally issued at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in income over the term of the debt security even though payment of that amount is not received until a later time, usually when the debt security matures.

Some of the debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security if such market discount was not previously included in taxable income. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity that takes into account the semiannual compounding of interest.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Fund's ability to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.




TAXATION OF U.S. SHAREHOLDERS

Upon redeeming, selling, or exchanging shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be a capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares for more than six months would be treated as a long-term capital loss for tax purposes.

A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. A loss realized on a redemption, sale, or exchange of shares would be disallowed to the extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date on which the shares were disposed. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

TAXATION OF NON-U.S. SHAREHOLDERS

U.S. taxation of a shareholder who is a non-resident alien or a non-U.S. corporation, partnership, trust, or estate depends on whether the payments received from a Fund are "effectively connected" with a U.S. trade or business carried on by such a shareholder. Ordinarily, income from the Fund will not be treated as "effectively connected."

If the payments received from the Fund are effectively connected with a U.S. trade or business of the shareholder, then all distributions of net investment income and net capital gains of the Fund and gains realized upon the redemption, exchange, or other taxable disposition of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents, or domestic entities, although the tax may be eliminated under the terms of an applicable U.S. income tax treaty. Non-U.S. corporate shareholders also may be subject to a branch profits tax with respect to payments from the Fund.

If the shareholder is not engaged in a U.S. trade or business, or the payments received from the Fund are not effectively connected with the conduct of such a trade or business, the shareholder will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on distributions of net investment income and net realized short-term capital received. Non-U.S. shareholders not engaged in a U.S. trade or business, or having no effectively connected income, may also be subject to U.S. tax at the rate of 30% (or a lower treaty rate) on additional distributions resulting from the Fund's election to treat any non-U.S. taxes it pays as though the taxes were paid by its shareholders.

Distributions of net realized long-term capital gains to non-U.S. shareholders and any capital gains realized by them upon the redemption or other taxable disposition of shares generally will not be subject to U.S. tax. In the case of individuals and other non-exempt, non-U.S. shareholders who fail to furnish the Fund with required certifications regarding their foreign status on IRS Form W-8 or an appropriate substitute, the Fund may be required to impose backup withholding of U.S. tax at the rate of 31% on distributions of net realized capital gains and proceeds of redemptions and exchanges.

The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders; no attempt has been made to discuss individual tax consequences. The Fund and the Fund's distributions may also be subject to state, local, or foreign taxes. A prospective investor may wish to consult a tax advisor to determine whether the Fund is a suitable investment based on his or her tax situation.

ABOUT BENHAM INTERNATIONAL FUNDS

Benham International Funds (BIF) was organized as a Massachusetts business trust on August 28, 1991. Currently, there are five series of the Trust; one of which is described herein. The board of trustees may create additional series from time to time.

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

Shares of the Fund have equal voting rights, provided that each series votes separately on matters affecting only that series. Voting rights are not cumulative. In the election of trustees, each nominee may receive only one vote from each shareholder, and, because the election requires only a simple majority, more than 50% of the shares voting in an election can elect all of the trustees. Shares of the Fund have equal rights as to dividends and distributions declared by the Fund and in the net assets of the Fund upon its liquidation or dissolution.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust is unable to meet its obligations.

CUSTODIAN BANK: State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02101, is custodian of the Fund's assets. Services provided by the custodian bank include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.


INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 3 Embarcadero Center, San Francisco, California 94111, serves as the Trust's independent auditors and provides services including (i) audit of annual financial statements and (ii) preparation of annual federal income tax returns filed on behalf of the Fund.

TRUSTEES AND OFFICERS


The BIF's activities are overseen by a board of trustees, including seven independent trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of BIF (as defined in the 1940 Act) by virtue of, among other considerations, their affiliation with either the BIF; BIF's investment advisor, BMC; BIF's agent for transfer and administrative services, BFS; BIF's distribution agent, Benham Distributors, Inc. (BDI); the parent corporation, Twentieth Century Companies, Inc. (TCC) or TCC's subsidiaries; or other funds advised by BMC. Each trustee listed below also serves as a trustee or director of other funds in The Benham Group. Unless otherwise noted, dates in parentheses indicate the dates the trustee or officer began his or her service in a particular capacity. The trustees' and officers' address is 1665 Charleston Road, Mountain View, California 94043 and 4500 Main Street, Kansas City, Missouri 64111.

TRUSTEES

*JAMES M. BENHAM, chairman of the board of trustees (1991). Mr. Benham is also chairman of the boards of BFS (1985), BMC (1971), and BDI (1988); president of BMC (1971), and BDI (1988); and a member of the board of governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

ALBERT A. EISENSTAT, independent trustee (1995). Mr. Eisenstat is an independent director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as vice president of corporate development and corporate secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

RONALD J. GILSON, independent trustee (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law
(1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).


MYRON S. SCHOLES, independent trustee (1991). Mr. Scholes, a principal of Long-Term Capital Management (1993), is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), and a director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a managing director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent trustee (1991). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a director of RCM Capital Management (June 1994).

EZRA SOLOMON, independent trustee (1991). Mr. Solomon is Dean Witter Professor of Finance Emeritus at the Stanford Graduate School of Business, where he served as Dean Witter Professor of Finance from 1965 to 1990, and a director of Encyclopedia Britannica.

ISAAC STEIN, independent trustee (1992). Mr. Stein is former chairman of the board (1990 to 1992) and chief executive officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the board of Raychem Corporation (electrical equipment, 1993), president of Waverley Associates, Inc. (private investment firm, 1983), and a director of ALZA Corporation (pharmaceuticals, 1987). He is also a trustee of Stanford University (1994) and chairman of Stanford Health Services (hospital, 1994).


*JAMES E. STOWERS III, trustee (1995), president and chief executive officer
(1996). Mr. Stowers is the president and director of Twentieth Century Investors, Inc., TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Institutional Portfolios, Inc., Twentieth Century Companies, Inc., Investors Research Corporation and Twentieth Century Services, Inc.


JEANNE D. WOHLERS, independent trustee (1991). Ms. Wohlers is a private investor and an independent director and partner of Windy Hill Productions, LP. Previously, she served as vice president and chief financial officer of Sybase, Inc. (software company, 1988 to 1992).



OFFICERS

*JAMES E. STOWERS III, president and chief executive officer (1996).


*DOUGLAS A. PAUL, secretary, vice president, and general counsel (1991).

*ANN N. McCOID, controller (1991).


*MARYANNE ROEPKE, chief financial officer and treasurer (1995).

As of January 31, 1996, the trustees and officers, as a group, owned less than 1% of the Fund's outstanding shares.


The table on the following page summarizes the compensation that the trustees of the Fund received for the Fund's fiscal year ended December 31, 1995, as well as the compensation received for serving as director or trustee of all other Benham funds.



                                           TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED
                                                          December 31, 1995
---------------------------------------------------------------------------------------------------------------------------
      Name of                 Aggregate              Pension or               Estimated               Total
     Trustee*               Compensation         Retirement Benefits       Annual Benefits        Compensation
                              From Fund          Accrued As Part of        Upon Retirement        From Fund and
                                                    Fund Expenses                                 Fund Complex
                                                                                               Paid to Trustees**
---------------------------------------------------------------------------------------------------------------------------

Albert A. Eisenstat           $0                    Not Applicable         Not Applicable            $0
---------------------------------------------------------------------------------------------------------------------------
Ronald J. Gilson              $2,472                Not Applicable         Not Applicable            $48,833
---------------------------------------------------------------------------------------------------------------------------
Myron S. Scholes              $4,523                Not Applicable         Not Applicable            $65,625
---------------------------------------------------------------------------------------------------------------------------
Kenneth E. Scott              $4,178                Not Applicable         Not Applicable            $65,125
---------------------------------------------------------------------------------------------------------------------------
Ezra Solomon                  $4,341                Not Applicable         Not Applicable            $58,792
---------------------------------------------------------------------------------------------------------------------------
Isaac Stein                   $4,185                Not Applicable         Not Applicable            $63,625
---------------------------------------------------------------------------------------------------------------------------
Jeanne D. Wohlers             $4,354                Not Applicable         Not Applicable            $67,375
---------------------------------------------------------------------------------------------------------------------------
*  Interested trustees receive no compensation for their services as such.

** The Benham Group Fund Complex currently consists of 10 registered investment companies.



INVESTMENT ADVISORY SERVICES


The Fund has an investment advisory agreement with Benham Management Corporation
(BMC), dated June 1, 1995, that was approved by the Fund's shareholders on May 31, 1995. The fee schedules for the agreements are illustrated on the next page.

BMC is a California corporation and a wholly owned subsidiary of TCC, a Delaware corporation. BMC, as well as BFS and BDI, became wholly owned subsidiaries of TCC on June 1, 1995, upon the merger of Benham Management International (BMI), the former parent of BFS and BDI, into TCC. BMC has served as investment advisor to the Fund, since the Fund's inception. TCC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the Twentieth Century funds. James E. Stowers, Jr., controls TCC by virtue of his ownership of a majority of its common stock. BMC has been a registered investment advisor since 1971 and is investment advisor to other funds in The Benham Group.

The Fund's agreement with BMC continues for an initial period of two years and thereafter from year to year provided that, after the initial two year period, it is approved at least annually by vote of either a majority of the Fund's outstanding voting securities or by vote of a majority of the Trust's trustees, including a majority of those trustees who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The agreement is terminable on 60 days' written notice, either by the Fund or by BMC, to the other party, and terminates automatically in the event of its assignment.

Pursuant to the investment advisory agreement, BMC provides the Fund with investment advice and portfolio management services in accordance with the Fund's investment objective, policies, and restrictions. BMC determines which securities will be purchased and sold by the Fund. It also assists the Trust's officers in carrying out decisions made by the board of trustees.


For these services, the Fund pays BMC a monthly investment advisory fee based on the dollar amount derived from applying the Fund's average daily net assets to the following investment advisory fee rate schedule:

                             .45% of the first $200 million;
                             .40% of the next $300 million;
                             .35% of the next $1 billion;
                             .34% of the next $1 billion;
                             .33% of the next $1 billion;
                             .32% of the next $1 billion;
                             .31% of the next $1 billion;
                             .30% of the next $1 billion; and
                             .29% of net assets over $6.5 billion


Prior to June 1, 1994, the Fund's advisory fee schedule ranged from .50% to .19% of the Fund's average daily net assets, dropping as the Fund's assets increased.


For the fiscal years ended December 31, 1995, 1994 and 1993, the Fund paid $1,017,677, $1,124,210, and $1,740,333, respectively, in investment advisory fees (including recoupments described below) to BMC.

The investment advisory agreement provides that BMC may delegate certain responsibilities under the agreement to a subadvisor. Currently, JPMIM serves as subadvisor to the Fund under a subadvisory agreement between BMC and JPMIM dated June 1, 1995, that was approved by shareholders on May 31, 1995. This superseded subadvisory agreements dated December 31, 1991 and June 1, 1994. The subadvisory agreement continues for an initial period of two years and thereafter so long as continuance is specifically approved by vote of a majority of the Fund's outstanding voting securities or by vote of a majority of the Fund's trustees, including a majority of those trustees who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The subadvisory agreement is subject to termination without penalty on 60 days' written notice by BMC, the board of trustees, or a majority of the Fund's outstanding shares or 12 months' written notice by JPMIM and will terminate automatically in the event of (i) its assignment or (ii) termination of the investment advisory agreement between the Fund and BMC.


The subadvisory agreement provides that JPMIM will make investment decisions for the Fund in accordance with the Fund's investment objective, policies, and restrictions, and whatever additional written guidelines it may receive from BMC from time to time. For these services, BMC pays JPMIM a monthly fee at an annual rate of .20% of the Fund's average daily net assets up to $200 million; and .15% of average daily net assets over $200 million. Under the 1991 subadvisory agreement, BMC paid JPMIM a monthly fee at an annual rate of .25% of average daily net assets up to $200 million, and .05% of average daily net assets in excess of $200 million, with a minimum annual fee of $250,000.


For the fiscal years ended December 31, 1995, 1994 and 1993, BMC paid JPMIM subadvisory fees of $434,795, $480,751 and $580,770, respectively.

ADMINISTRATIVE AND TRANSFER AGENT SERVICES

BFS, a wholly owned subsidiary of TCC, is BIF's agent for transfer and administrative services. For administrative services, the Fund pays BFS a monthly fee based on its pro rata share of the dollar amount derived from applying the average daily net assets of all the funds in The Benham Group to the following administrative fee rate schedule:

GROUP ASSETS                       ADMINISTRATIVE FEE RATE

up to $4.5 billion                          .11%
up to $6 billion                            .10
up to $9 billion                            .09
more than $9 billion                        .08


For transfer agent services, the Fund pays BFS monthly fees of $1.1875 for each shareholder account maintained and $1.35 for each shareholder transaction executed during the month.

For the fiscal years ended December 31, 1995 and 1994, the Fund paid BFS $222,006 and $249,273 for administrative services and $264,019 and $275,941 for transfer agent services, respectively.


DIRECT FUND EXPENSES


The Fund pays certain operating expenses that are not assumed by BMC or BFS. These include fees and expenses of the independent trustees; custodian, audit, tax preparation and pricing fees; fees of outside counsel and counsel employed directly by the Trust; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions (if any); trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.


EXPENSE LIMITATION AGREEMENT


BMC may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limitation in effect at that time. BMC has agreed under contract to limit the Fund expenses to .90% of the Fund's average daily net assets during the year ending May 31, 1996. The Fund's contractual expense limitation is subject to annual renewal.

For the fiscal years ended December 31, 1995, 1994 and 1993, BMC recouped $0, $1,215 and $178,230 respectively, of the Fund's expenses. BMC paid no reimbursements to the Fund for the fiscal year ended December 31, 1993.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund's shares are continuously offered at NAV. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.


The Benham Group may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in the Trust's or a series' best interest. As of January 31, 1996, Charles Schwab & Co., 101 Montgomery Street, San Francisco, California 94104, was the record holder of 29.6% of the outstanding shares of the Fund. As of that date, no other shareholder was the record holder or beneficial owner of 5% or more of the Fund's total shares outstanding.


The Benham Group charges neither fees nor commissions on the purchase and sale of Benham fund shares. BFS may, however, charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, BFS may charge a fee for processing dishonored investment checks or stop-payment requests. BFS charges $10 per hour for account research requested by investors. This charge will be assessed, for example, when a shareholder request requires more than one hour of research on historical account records. The fees charged are based on the estimated costs of performing shareholder-requested services and are not intended to increase income to BFS. Share purchases and redemptions are governed by California law.

OTHER INFORMATION

The Trust's investment advisor, BMC, has been continuously registered with the SEC under the Investment Advisers Act of 1940 since December 14, 1971. The Trust has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares offered. Such registrations do not imply approval or supervision of the Trust or the advisor by the SEC.

For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

BENHAM INTERNATIONAL FUNDS

1933 Act Post-Effective Amendment No. 6
1940 Act Amendment No. 7

PART C   OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) FINANCIAL STATEMENTS. Audited financial statements for Benham European Government Bond Fund for the fiscal year ended December 31, 1995, are filed herein as included in the Fund's Statement of Additional Information by reference to the Annual Report dated December 31, 1995, filed on February 26, 1996.

(b)      EXHIBITS.

         (1) a) Declaration of Trust dated August 28, 1991, is incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 1.

                  b) Amendment to the Declaration of Trust, dated February 3, 1994, is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 3.

                  c) Amendment to the Declaration of Trust, dated May 31, 1995, is incorporated herein as EX-99.B1c.

          (2)     Bylaws dated May 17, 1995 incorporated herein as Ex-99.B2.

          (3)     Not applicable.

          (4) Specimen copy of Benham European Government Bond Fund's share certificate is incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 1.

          (5) (a) Investment Sub-Advisory Agreement among Benham European Government Bond Fund, Benham Management Corporation, and J.P. Morgan Investment Management Inc., dated June 1, 1994, is incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 4.

                  (b) Investment Advisory Agreement between Benham International Funds and Benham Management Corporation dated June 1, 1995, is incorporated herein as Ex-99.B5b.

          (6) Distribution Agreement between Benham International Funds and Benham Distributors, Inc., dated June 1, 1995, is incorporated herein as Ex-99.B6.

          (7)     Not applicable.

          (8) Custodian Agreement between Benham International Funds and Morgan Guaranty Trust Company of New York, dated December 13, 1991, is incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 1.

          (9) Administrative Services and Transfer Agency Agreement between Benham International Funds and Benham Financial Services, Inc., dated June 1, 1995, is incorporated herein as Ex-99.B9.

         (10) Opinion and consent of counsel as to the legality of the securities being registered, dated February 15, 1996, is incorporated herein by reference to Rule 24f-2 Notice filed on February 15, 1996.

         (11) Consent of KPMG Peat Marwick LLP, independent auditors, is filed herein as Ex-99.B11a.

         (12)     Not applicable.

         (13) Letter of Understanding relating to initial capital, dated December 20, 1991, is incorporated herein by reference to
                  Exhibit 13 to Pre-Effective Amendment No. 1.

         (14) (a) Benham Individual Retirement Account Plan, including all instructions and other relevant documents, dated February 1992, is incorporated herein by reference to Exhibit 14(a) to Post-Effective Amendment No. 2.

                  (b) Benham Pension/Profit Sharing Plan, including all instructions and other relevant documents, dated February 1992, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 2.

         (15)     Not Applicable.

         (16) Schedule for computation of each performance quotation provided in response to Item 22 is filed herein as Ex-99.B16.

         (17) Power of Attorney dated December 15, 1995, is filed herein as Ex-99.B17.

         (27) Financial Data Schedule-Benham European Government Bond Fund, is filed herein as EX-27.5.

Item 25. Persons Controlled by or Under Common Control with Registrant.

                  None

Item 26. Number of Holders of Securities.

                  As of December 31, 1995, Benham European Government Bond Fund (the sole operating series of Benham International Funds) had 11,362 shareholders of record.

Item 27. Indemnification.

                  As stated in Article VI, Section 4 of the Registrant's Bylaws:

                  "Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

                  No indemnification shall be made under Sections 2 or 3 of this
Article:

                  (a) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

                  (b) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained."

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  Notwithstanding the provisions contained in the Registrant's Bylaws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said Bylaws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of Article VI.

Item 28. Business and other Connections of Investment Advisor.

                  The Fund's investment advisor, Benham Management Corporation, is also investment advisor to Capital Preservation Fund, Inc., Capital Preservation Fund II, Inc., Benham Target Maturities Trust, Benham California Tax-Free and Municipal Funds, Benham Municipal Trust (formerly, Benham National Tax-Free Trust), Benham Government Income Trust, Benham Equity Funds, Benham Investment Trust, and Benham Manager Funds.

Item 29. Principal Underwriters.

                  The Registrant's distribution agent, Benham Distributors, Inc. is also distribution agent for Capital Preservation Fund, Inc., Capital Preservation Fund II, Inc., Benham California Tax-Free and Municipal Funds, Benham Municipal Trust (formerly, Benham National Tax-Free Trust), Benham Target Maturities Trust, Benham Government Income Trust, Benham Equity Funds, Benham Investment Trust, and Benham Manager Funds.

Item 32. Undertakings.

                  Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 6 /Amendment No. 7 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, and the State of California, on the 16th day of February, 1996.


                           BENHAM INTERNATIONAL FUNDS

                           By:      /s/ Douglas A. Paul
                                    Douglas A. Paul
                                    Vice President, Secretary, and General
                                    Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 /Amendment No. 7 has been signed below by the following persons in the capacities and on the dates indicated.

/s/ James M. Benham           Chairman of the Board of      February 16, 1996
James M. Benham*              Trustees

/s/ James E. Stowers, III     Trustee                       February 16, 1996
James E. Stowers, III*

/s/ Albert A. Eisenstat       Trustee                       February 16, 1996
Albert A. Eisenstat*

/s/ Ronald J. Gilson          Trustee                       February 16, 1996
Ronald J. Gilson*

/s/ Myron S. Scholes          Trustee                       February 16, 1996
Myron S. Scholes*

/s/ Kenneth E. Scott          Trustee                       February 16, 1996
Kenneth E. Scott*

/s/ Ezra Solomon              Trustee                       February 16, 1996
Ezra Solomon*

/s/ Isaac Stein               Trustee                       February 16, 1996
Isaac Stein*

/s/ Jeanne D. Wohlers         Trustee                       February 16, 1996
Jeanne D. Wohlers*

/s/ Maryanne Roepke           Chief Financial Officer/      February 16, 1996
Maryanne Roepke*              Treasurer


/s/ Douglas A. Paul
* Douglas A. Paul
  Attorney in Fact (pursuant to a Power of Attorney dated December 15, 1995)